UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 19, 2011

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32563	23-2956944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2011, Orchids Paper Products Company (the “Company” or “Registrant”) held its Annual Meeting of Stockholders at which the Company’s stockholders approved the four proposals listed below and voted to hold an advisory vote on executive compensation every three years. The final results for the votes regarding each proposal are set forth below.  The proposals are described in detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 14, 2011.

On April 4, 2011, the record date for the meeting, 7,490,475 shares of the Company’s common stock were issued and outstanding, of which 7,079,380 were present at the meeting for purposes of establishing a quorum.

1.             Elect seven directors for one-year terms expiring at the conclusion of the Company’s 2012 Annual Meeting or until their successors are duly elected and qualified:

Name	Votes FOR	Votes WITHHELD
Gary P. Arnold	4,778,244	463,181
Steven R. Berlin	4,778,309	463,116
John C. Guttilla	4,767,594	473,831
Douglas E. Hailey	4,776,840	464,585
Jeffrey S. Schoen	4,779,309	462,116
Jay Shuster	4,777,325	464,100
Robert A. Snyder	4,775,369	466,056

2.             Amend the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the Plan from 897,500 to 1,097,500:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
3,567,541	1,508,359	165,524	1,837,956

3.             Approve, by advisory vote, executive compensation:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
4,212,688	835,415	193,321	1,837,956

4.             Recommend, by advisory vote, the frequency of the advisory vote on executive compensation:

1 year	2 years	3 years	Abstentions	Broker Non- Votes
1,865,434	287,618	2,831,620	256,752	1,837,956

The Board of Directors has considered the vote of the Company’s stockholders as to the frequency of advisory votes to approve the Company’s executive compensation and has determined that the Company will hold an advisory vote on executive compensation every three years.  As such, the next advisory vote on the Company’s executive compensation will be no later than the Company’s Annual Meeting of Stockholders in 2014.

5.             Ratify the Audit Committee’s selection of HoganTaylor as the Company’s independent registered public accounting firm for the fiscal year 2011:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
7,046,339	15,086	17,955	—

Item 8.01. Other Events.

On May 20, 2011, the Registrant announced that its Board of Directors approved a quarterly cash dividend of $0.10 per outstanding share of the Registrant’s common stock to stockholders of record at the close of business on June 6, 2011.  The Registrant expects to pay this dividend on June 22, 2011.  A copy of the press release issued by the Company on May 20, 2011 is filed herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 20, 2011	By:	/s/ Keith Schroeder
Keith Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release, dated May 20, 2011.